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                                                                    Exhibit 23.1






                      CONSENT OF PRICEWATERHOUSECOOPERS LLP


            We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of U.S. Bancorp of our report dated April 13, 2001 relating to the consolidated financial statements of U.S. Bancorp and its subsidiaries, which appears in the Current Report on Form 8-K of U.S. Bancorp filed on April 17, 2001.



PRICEWATERHOUSE COOPERS LLP



Minneapolis, Minnesota
August 24, 2001